UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

August 3, 2004

Modine Manufacturing Company
Exact name of registrant as specified in its charter
Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

TABLE OF CONTENTS

ITEM 5.     Other Events.

ITEM 7.     Exhibits

SIGNATURE

Exhibit Index
EX-99.1     Press Release Dated August 3, 2004.

                         INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

Modine Manufacturing Company (the "Company" or "Modine") announced that it has completed the acquisition of the South Korean assets of the Automotive Climate Control Division (ACC) of WiniaMando Inc. A copy of the Company's news release dated August 3, 2004 announcing the closing is attached hereto as Exhibit 99.1.

Item 7.   Exhibits.

Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D. B. Rayburn
D. B. Rayburn President and Chief Executive Officer

Date: August 3, 2004

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1

Modine Manufacturing Company's press release dated August 3, 2004 announced that it has completed the acquisition of the South Korean assets of the Automotive Climate Control Division (ACC) of WiniaMando Inc.